Fair Value Measurements	12 Months Ended
Dec. 31, 2015
Fair Value Measurements [Abstract]
Fair Value Measurements

19. Fair Value Measurements

Effective January 1, 2008, the Group adopted ASC 820-10, Fair Value Measurements and Disclosures, which defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Although adoption did not impact the Group’s consolidated financial statements, ASC 820-10 requires additional disclosures to be provided on fair value measurements.

ASC 820-10 establishes a three-tier fair value hierarchy, which prioritizes the inputs used in measuring fair value as follows:

Level 1—Observable inputs that reflect quoted prices (unadjusted) for identical assets or liabilities in active markets

Level 2— Include other inputs that are directly or indirectly observable in the marketplace

Level 3—Unobservable inputs which are supported by little or no market activity

ASC 820-10 describes three main approaches to measuring the fair value of assets and liabilities: (1) market approach; (2) income approach and (3) cost approach. The market approach uses prices and other relevant information generated from market transactions involving identical or comparable assets or liabilities. The income approach uses valuation techniques to convert future amounts to a single present value amount. The measurement is based on the value indicated by current market expectations about those future amounts. The cost approach is based on the amount that would currently be required to replace an asset. When available, the Group uses quoted market prices to determine the fair value of an asset or liability. If quoted market prices are not available, the Group will measure fair value using valuation techniques that use, when possible, current market-based or independently sourced market parameters, such as interest rates and currency rates. The Group measured and reported on its consolidated balance sheets at fair value on a recurring basis.

The following table sets forth the financial instruments, measured at fair value, by level within the fair value hierarchy:

		Fair Value Measurements at Reporting Date Using
	Total Fair Value and Carrying Value on Balance Sheets	Quote Prices in Active Market for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
	RMB	RMB	RMB	RMB
As of December 31, 2014:
Assets:
Term deposits and short term investments	40,000	—	40,000	—
Available-for-sale investments	77,093	—	—	77,093
As of December 31, 2015:
Assets:
Term deposits and short term investments	769,681	—	769,681	—
Available-for-sale investments	513,994	—	—	513,994
Restricted cash	125,000	125,000	—	—
Liabilities:
Short-term loans	131,046	—	131,046	—

The following table sets forth the reconciliation of the fair value measurements using significant unobservable inputs (level 3) from January 1, 2014 to December 31, 2015:

Fair Value Measurements Using
Significant Unobservable Inputs
(Level 3)
Available-for-sale investments
Beginning balance as of January 1, 2014	—
Initial investments	36,810
Change in fair value	40,283
Ending balance as of December 31, 2014	77,093
Additional investments	352,008
Additional investments obtained from conversion of ordinary shares	40,538
Change in fair value	15,869
Currency translation adjustment	28,486
Ending balance as of December 31, 2015	513,994

Restricted cash The Group’s restricted cash represents guarantee of banking facility which are restricted to withdrawal or usage. The fair values of restricted cash are determined based on the pervasive interest rate in the market. The Group classifies the valuation techniques that use the pervasive interest rates input as Level 1 of fair value measurement.

Term deposits The fair values of term deposits placed with banks with original maturities of more than three months and up to one year are determined based on the interest rates as stated in the contracts with the banks. The Group classifies the valuation techniques that use the interest rates input as Level 2 of fair value measurement.

Short term investments Short term investments represent interest-bearing deposit placed with financial institutions which are restricted to withdrawal and use. The investments are issued by commercial bank in China with a variable interest rate indexed to performance of underlying assets. To estimate fair value, the Group refers to the quoted rate of return provided by banks at the end of each period using the discounted cash flow method. The Group classifies the valuation techniques that use these inputs as Level 2 of fair value measurements.

Available-for-sale investments Available-for-sale investment represents the acquisitions of redeemable preferred shares in equity investment. In accordance with ASC 820, the Group measures available-for-sale investments at fair value on a recurring basis. The fair values of the Group’s available-for-sale investments are determined based on the discounted cash flow model using the discount curve of market interest rates. The Group classifies the valuation techniques that use these inputs as Level 3 of fair value measurements.

The key inputs used in available-for-sale investments valuation as of December 31, 2014 and 2015 were as follow:

	For the Years Ended December 31,
	2014	2015
Discounted rate	28.0%	25.5%
Lack of marketability discount (“DLOM”)	35.0%	26.0%
Volatility	57.7%	50.3%

Short-term loans The carrying value of the short-term loans approximates its fair value due to its short term nature. The rate of interest under the loan agreement with the lending bank was determined based on the prevailing interest rates in the market. The Group estimated the fair value of the short-term loans using the discounted cash flow methodology. The Group classifies the valuation techniques that use these inputs as Level 2 of fair value measurements.

The following are other financial instruments not measured at fair value in the balance sheets but for which the fair value is estimated for disclosure purposes.

Short-term receivables and payables Accounts receivable, prepayment and other current assets, and amounts due from related parties are financial assets with carrying values that approximate fair value due to their short term nature. Accounts payable, amounts due to related parties, advances from customers, salary and welfare payable, and accrued expenses and other current liabilities are financial liabilities with carrying values that approximate fair value due to their short term nature. For other short-term receivables and payables, the Group estimated fair values of short-term receivables and payables using the discounted cash flow method. The Group classifies the valuation technique as Level 3 of fair value measurement, as it uses estimated cash flow input which is unobservable in the market.

Other non-current assets Other non-current assets are financial assets with carrying values that approximate fair value due to the change in fair value after considering the discount rate, being immaterial. The Group estimated fair values of other non-current assets using the discounted cash flow method. The Group classifies the valuation technique as Level 3 of fair value measurement, as it uses estimated cash flow input which is unobservable in the market.